Filed pursuant to Rule 497(e)
Securities Act File No. 33-84762
WILMINGTON PRIME MONEY MARKET FUND
WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
Service Shares
of WT Mutual Fund

Supplement Dated September 8, 2006 to Prospectus Dated November 1, 2005
     At a meeting of the shareholders (“Shareholders”) of Service Shares of the Wilmington Prime Money Market Fund and Wilmington U.S. Government Money Market Fund (each a “Fund,” and together, the “Funds”), each a series of WT Mutual Fund (the “Trust”), held on August 17, 2006, the Shareholders approved the adoption of a Distribution Plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 on behalf of each of the Funds.
     Under the Distribution Plan, the Trust shall pay, on behalf of each Fund, a fee at an annual rate not exceeding 0.25% of the average net asset value of each Fund’s Service Shares for advertising, marketing and distributing the Fund’s Service Shares (the “12b-1 Fees”). The 12b-1 Fees paid by each Fund shall be payable from the assets attributable to the Fund’s Service Shares and shall be paid in monthly installments promptly after the last day of each calendar month. The 12b-1 Fees shall be paid to the Fund’s distributor pursuant to the terms of selected dealer agreements, selling agreements or other agreements that have been approved by the Board of Trustees (“Distribution Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Distribution Agreements in accordance with their terms.
     While the Rule 12b-1 Distribution Plan provides for payments of up to 0.25% of the Fund’s average daily net assets, the Board of Trustees currently has authorized annual payments of 0.10% of the average daily net assets of the Fund’s Service Shares. The Distribution Plan and each Distribution Agreement may not be amended to increase the maximum 12b-1 Fee of 0.25% without approval by a majority of the outstanding shares of each Fund’s Service Shares.
     Each Fund has also adopted a shareholder service plan authorizing it to pay service providers an annual fee not exceeding 0.25% of its average daily net assets of the Service Shares to compensate service providers who maintain a service relationship. Currently, the Board of Trustees has authorized payments of up to 0.15% of each Fund’s average daily net assets.
     The Distribution Plan for each Fund will become effective, and 12b-1 Fees under each Distribution Plan will be accrued and payable, beginning on October 2, 2006.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.